
RUTH'S CHRIS STEAK HOUSE

RUTH'S HOSPITALITY GROUP

17TH ANNUAL ICR XCHANGE CONFERENCE

January 13, 2015


MITCHELL'S FISH MARKET
SEAFOOD RESTAURANT & BAR

Disclaimer

This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

This document contains "forward-looking statements" that reflect, when made, the Company's expectations or beliefs concerning future events that involve risks and uncertainties. These forward-looking statements include all statements other than those made solely with respect to historical facts and include, but are not limited to, statements regarding the Company's financial outlook, objectives, plans and goals. Forward-looking statements frequently are identified by the words "anticipate," "believe," "estimate," "expect," "intend," "project," "will be," "will continue," "will likely result," or other similar words and phrases. Actual results could differ materially from those projected, implied or anticipated by these forward-looking statements. Some of the factors that could cause actual results to differ include: reductions in the availability of, or increases in the cost of, USDA Prime grade beef, fish and other food items; changes in economic conditions and general trends; the loss of key management personnel; health concerns about beef or other food products; the effect of competition in the restaurant industry; changes in consumer preferences or discretionary spending; labor shortages or increases in labor costs; the impact of federal, state or local government regulations relating to Company employees, the sale or preparation of food, the sale of alcoholic beverages and the opening of new restaurants; harmful actions taken by the Company's franchisees; the Company's ability to protect its name and logo and other proprietary information; the impact of litigation; the restrictions imposed by the Company's Amended and Restated Credit Agreement; the possibility that the closing of the sale of the Mitchell's Fish Market and Cameron's/Mitchell's Steakhouse restaurants may be delayed or not occur; the Company's ability to timely obtain third party consents and its indemnification obligations in connection with the sale of the Mitchell's Fish Market and Cameron's/Mitchell's Steakhouse restaurants; changes in, or the discontinuation of, the Company's share repurchase program; and the risk factors or uncertainties identified in the reports the Company files with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 29, 2013 and subsequently filed Quarterly Reports on Form 10-Q, all of which are available on the SEC's website at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this document after the date hereof, whether as a result of new information, future events or otherwise.


RUTH'S STEAK & LOBSTER HOUSE
RUTH'S CHRIS STEAK HOUSE

RUTH'S HOSPITALITY GROUP

CELEBRATING 50 YEARS IN 2015

EST. 1965
NEW ORLEANS

TODAY

"DO WHAT YOU LOVE,
LOVE WHAT YOU DO"
- Ruth Fertel

142 COMPANY AND FRANCHISE RESTAURANTS AND GROWING

FINE DINING STEAK HOUSE LEADER

Definitive agreement reached to sell Mitchell's Fish Market restaurants to Landry's inc.

RUTH'S HOSPITALITY GROUP

Broad Geographical Reach with Strategic Opportunity for Growth



International Locations

Palm Beach, Aruba

Canada
five locations

San Salvador, El Salvador

Panama City, Panama

Hong Kong
two locations

Tokyo, Japan

Mexico
two locations

Shanghai, China

Marina Square, Singapore

Taiwan
three locations

Dubai, UAE

142
Total Restaurants[1]

122 Domestic	20 International
65 Company	0 Company
57 Franchise	20 Franchise

1. Count includes locations opened through the end of December 2014


RUTH'S CHRIS STEAK HOUSE
OUR STORY
MAKING MEMORIES ON
500°
SIZZLING
PLATES

RUTH'S CHRIS STEAK HOUSE

The Secret Behind the Sizzle

Our People

Expert, tenured restaurant team
Service team average – 5 years
Executive chef team average – 10 years

Rigorous investment in annual recertification for corporate and franchise team members

la·gniappe \'lan-'yap\
An unexpected delight – the little extras

Our Food

Only the best will do
USDA prime steak – top 2%
Fresh seafood and local produce

Industry-leading bar menu
Fresh-squeezed, handcrafted, mixology-driven cocktail list

Our Atmosphere

Classic American steak house with contemporary touches of whimsy

All locations uniquely designed to reflect individual market characteristics and local tastes







The Result – An Industry-Leading Dining Experience



This is how it's done.℠

#1 Consumer Pick four years in a row
Nation's Restaurant News

One of America's most trusted brands
Entrepreneur Magazine

Wine List Awards of Excellence
Wine Spectator

RUTH'S HOSPITALITY GROUP

Broad Consumer Appeal Drives Revenues Across our three core Segments

Special occasion

Holiday special offerings

Helping our guests celebrate
- Birthdays
- Anniversaries
- Other special moments

Business/ Corporate

Onsite event planners for every client

HD satellite broadcast for multi-location events
- Launching IPTV in 2015

Extensive private dining and off-site catering services

Core Guests/ Regular Customers

Culinary innovation with three prix fixe menu launches each year

Sizzle Swizzle & Swirl happy hour

Core menu evolution

RUTH'S HOSPITALITY GROUP

Current Comparable Sales Initiatives at Ruth's Chris



Using Our Pricing Power
Remain focused on driving traffic first
Avg check 10-30% below competitors

Expanded Capex Initiatives
Remodels based on the success of our recent openings

Continued Menu Evolution
Testing premier/reserve cuts

Marketing
Broad reach with national cable
Strong digital presence

Sizzle, Swizzle & Swirl Happy Hour
Recently increased in Q3'14 from $7 to $8

Ruth's Classics
A seasonal prix fixe menu that remains vibrant

Wine/Educational Themed Dinners

RUTH'S
HOSPITALITY GROUP

FINANCIAL HIGHLIGHTS



RUTH'S HOSPITALITY GROUP

Our balanced total return plan

Multiple Levers to Drive Shareholder Returns...

1 Maintain Healthy Core

Grow sales through traffic

Use pricing power to manage margins

Leverage our infrastructure

2 Disciplined Growth

Find great real estate
- Three to five new restaurants per year for both franchise and company

Acquire franchise territory at attractive prices

3 Return Excess Capital

Pay a dividend

Return excess capital through debt repayment and share repurchases

>$200MM returned since 2010

Up to $50MM share repurchase authorization

RUTH'S HOSPITALITY GROUP

Unique Business Model Allows for Disciplined Growth

Franchise-Owned Growth

- Unique in the high-end restaurant space
- 29 franchisees operating in the US and 10 countries
  - Strong mix of legacy and proven hospitality partners
- **Provides approximately $15 million – $16 million in annual royalty fees**
- Allows system growth without additional company capital
- 13 commitments in 2015–2017

Company-Owned Growth

- Looking to grow 3-5 units per year
- Focused on U.S. markets
- Leverage existing management infrastructure
- Disciplined deployment of capital for relocations and new construction
- Expanding development pipeline:
  - 3 restaurants in 2014
  - 2 signed leases in 2015: St Petersburg, Florida in Q1 and Dallas, Texas in Q2 Working on additional opportunities for late 2015 – 2017

RUTH'S HOSPITALITY GROUP

Company-Owned Unit Target Economics



Target Units
3-5 per year

Size
8,000 – 10,000 square feet

Typical Demographics
Medium and large markets
DMA population > 1million

Sales Target
$4MM - $6MM+

Net Cash Investment
$2.5MM - $3.5MM

Restaurant Level Margins
>20%

Consistent Revenue and Traffic Growth

($ in millions)

Ruth's Chris Steak House AUV Trends


$5.7MM
$5.1MM
$4.1MM
$4.3MM
$4.5MM
$4.8MM
$5.0MM
$5.1MM
2007
2008
2009
2010
2011
2012[1]
2013
2014 LTM

	2007	2008	2009	2010	2011	2012[1]	2013	2014 LTM
Comp Sales %		-10.3%	-19.5%	+4.0%	+5.4%	+5.2%	+5.3%	+3.1%

- Q3'14 marked the 18th consecutive quarter of positive comparable sales growth at Ruth's Chris Steak House

1. FY 2012 excludes 53rd week

RUTH'S HOSPITALITY GROUP

Consistent Revenue and Traffic Growth

($ in millions)

RHGI Pro Forma Sales



Company
Franchise
$616MM
$535MM
$565MM
$600MM
$643MM
$688MM
$517MM
2008
2009
2010
2011
2012[1]
2013
Q3'14 YTD

Full Year Location Count	2008	2009	2010	2011	2012[1]	2013	Q3'14 YTD
Company	88	86	87	85	86	85	84
Franchise[2]	64	66	67	68	72	75	75
Total	152	152	154	153	159	161	160
MFM & MSH	22	22	23	22	22	22	21

1. FY 2012 excludes 53rd week
2. Franchise count excludes one location in Cherokee, NC under management contract.

Consistent EBITDA Growth

($ in millions)


Adjusted EBITDA[1]
$38MM
$36MM
-5.3%
$40MM
+11.1%
$42MM
+5.0%
$45MM
+7.1%
$51MM
+13.3%
$37MM
+2.8%
2008
2009
2010
2011
2012
2013
Q3'14 YTD

1. Adjusted EBITDA, a non-GAAP financial measure, excludes interest, taxes, depreciation, amortization, gain/loss on assets, losses on impairment, and restructuring benefits/expenses. For a reconciliation of adjusted EBITDA, a non-GAAP financial measure, to net income, see the reconciliation tables furnished as Exhibit 99.2 to our Current Report on Form 8-K.

RUTH'S HOSPITALITY GROUP

INVESTMENT SUMMARY



Proven business model
- High-end, fine-dining steak experience remains timeless after 50 years

Broad-based growth and consistent execution
- Brand evolution, pricing power and success of recent openings drive results
- Consistent traffic, revenue, net income, EBITDA and EPS growth

Multiple levers to drive shareholder return
- Unique franchise revenue model
- Manage our core business
- Investing in remodels
- Disciplined growth
- Multiple options to return excess capital
  - *Dividends*
  - *Debt repayment*
  - *Share repurchases*